UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2026

Janus International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (866) 562-2580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointments to the Board of Directors

On March 5, 2026, upon the recommendation of the Nominating and Corporate Governance Committee (the “NCG Committee”), the Board of Directors (the “Board”) of Janus International Group, Inc. (the “Company”) appointed Paul Vasington and Jeannine Lane as directors on the Board, with Mr. Vasington serving as a member of both the Audit Committee and newly established Innovation and Technology Committee (as discussed below) and Ms. Lane serving as chair of the NCG Committee, effective as of such date. Each of Mr. Vasington and Ms. Lane will serve as a Class II director, filling the vacancies in such class, until the Company’s 2026 annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier resignation or removal.

Each of Mr. Vasington and Ms. Lane are deemed to be independent in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Mr. Vasington is also deemed to be an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. There are no other arrangements or understandings between Mr. Vasington, Ms. Lane, and any other person pursuant to which either of Mr. Vasington or Ms. Lane were selected as a director of the Company. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between Mr. Vasington, Ms. Lane, and the Company.

In connection with Mr. Vasington and Ms. Lane’s service as members of the Board, they will receive substantially similar compensation paid by the Company to its non-employee directors as disclosed in the Company’s 2025 Proxy Statement, filed with the SEC on April 25, 2025. Both Mr. Vasington and Ms. Lane will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting in accordance with the Company’s expense reimbursement policy.

Mr. Vasington, age 60, most recently served as Executive Vice President and Chief Financial Officer of Sensata Technologies Holding PLC until 2023. In his prior role, Mr. Vasington was a member of the senior management team responsible for developing Sensata’s long-term business and financial strategy, providing leadership, oversight and execution in delivering the same. Mr. Vasington was primarily responsible for Sensata’s global finance, accounting, tax, treasury, and investor relations activities, SEC compliance, and the effectiveness of Sensata’s internal control environment. Prior to his role at Sensata, Mr. Vasington worked for Honeywell International Inc., or Honeywell from 2004 to 2014. He served as Vice President and Chief Financial Officer of Honeywell Aerospace from 2012 to 2014, Vice President and Chief Financial Officer of Honeywell Performance Materials and Technologies from 2009 to 2012, and as Vice President and Chief Financial Officer of Honeywell Security from 2006 to 2009. Prior to joining Honeywell, Mr. Vasington held finance leadership roles at Crane Co. and Fortune Brands Innovations, Inc. Mr. Vasington began his career at PricewaterhouseCoopers and as a former Certified Public Accountant holds a degree in Finance from the University of Connecticut.

Ms. Lane, age 64, currently serves as Executive Vice President, General Counsel and Corporate Secretary of Resideo Technologies, Inc., where she has worked since 2018. In her role at Resideo, Ms. Lane has primary global responsibility for all legal, health, safety and environmental, risk, integrity and compliance, litigation, trade compliance, board governance and corporate responsibility functions. Ms. Lane has over 35 years of experience in both large global operations and in start-up/growth environments and is an experienced leadership member and advisor with diverse experience in global industrial manufacturing, consumer products, software, and wholesale distribution industries. Ms. Lane also oversaw numerous transformational acquisitions and integrations at Honeywell International Inc., or Honeywell, and Resideo. Before serving in her current role at Resideo, Ms. Lane was the Vice President and General Counsel of Honeywell Homes. Ms. Lane has previously served as the Vice President and General Counsel of Honeywell Security and Fire from 2015 to 2017, Honeywell Fire Business and Honeywell Safety Business from 2014 to 2015, Honeywell Life Safety Business from 2013 to 2014 and Honeywell Security from 2004 to 2013. Prior to her time at Honeywell, Ms. Lane served as the Vice President and General Counsel of Prestone Products Corporation, an automotive consumer car care company. Ms. Lane holds a bachelor’s degree in English and Political Science from SUNY University at Albany and a Juris Doctorate from Union University Albany Law School.

Establishment of the Innovation and Technology Committee

Also on March 5, 2026, the Board established the Innovation and Technology Committee to assist the Board with oversight regarding matters of innovation and technology. The Innovation and Technology Committee’s charter is accessible on the Company’s website at https://ir.janusintl.com. The information on the Company’s website and the materials made available through it are not incorporated by reference into this Current Report on Form 8-K.

Following the appointments of Ms. Lane and Mr. Vasington to the Board and the establishment of the Innovation and Technology Committee, the membership of the Audit Committee consists of Heather Harding (Chair, audit committee financial expert), Eileen Youds, and Paul Vasington (audit committee financial expert); the membership of the Compensation Committee consists of Roger Fradin (Chair), Joseph Hanna, and Xavier Gutierrez; the membership of the NCG Committee consists of Jeannine Lane (Chair), Eileen Youds, and Tony Byerly; and the membership of the Innovation and Technology Committee consists of Eileen Youds (Chair), Tony Byerly, Paul Vasington, and Roger Fradin.

Item 7.01	Regulation FD Disclosure.

On March 5, 2026, the Company issued a press release announcing the appointments of Mr. Vasington and Ms. Lane, respectively, a copy of which is furnished as Exhibit 99.1 hereto.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Information.

On March 4, 2026, the Board established that the 2026 annual meeting of shareholders (the “2026 Annual Meeting”) will be held on June 15, 2026 at 2:00 p.m. Eastern Time, via live audio webcast. Shareholders of record at the close of business on April 22, 2026 will be entitled to notice of and to vote at the 2026 Annual Meeting.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated March 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2026

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Elliot Kahler
Name: Elliot Kahler
Title: General Counsel and Corporate Secretary